UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2013

KB HOME

(Exact name of registrant as specified in its charter)

Delaware	1-9195	95-3666267
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Boulevard, Los Angeles, California		90024
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 231-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On January 22, 2013, KB Home (the “Company”) announced preliminary quarter-to-date net orders for its first fiscal quarter of 2013. The information in Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On January 22, 2013, the Company announced proposed concurrent underwritten public offerings of its common stock and convertible senior notes due 2019. A copy of the press release dated January 22, 2013 announcing the proposed offerings is attached as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated January 22, 2013 announcing preliminary quarter-to-date net orders for the first fiscal quarter of 2013.

99.2	Press Release dated January 22, 2013 announcing proposed concurrent underwritten public offerings of common stock and convertible senior notes due 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2013

KB Home

By:	/s/ JEFF J. KAMINSKI
Jeff J. Kaminski
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 22, 2013 announcing preliminary quarter-to-date net orders for the first fiscal quarter of 2013.

99.2	Press Release dated January 22, 2013 announcing proposed concurrent underwritten public offerings of common stock and convertible senior notes due 2019.